UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2018

Performance Food Group Company

(Exact name of registrant as specified in its charter)

Delaware	001-37578	43-1983182
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12500 West Creek Parkway Richmond, Virginia	23238
(Address of registrant’s principal executive office)	(Zip code)

(804) 484-7700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Election

On May 16, 2018, the Board of Directors (the “Board”) of Performance Food Group Company (the “Company”) appointed Randall N. Spratt to the Board, effective immediately, to serve as a Class III director. The Board has determined that Mr. Spratt qualifies as an independent director under the corporate governance standards of the New York Stock Exchange and the independence requirements of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Mr. Spratt most recently served as the Executive Vice President, Chief Information Officer and Chief Technology Officer for McKesson Corporation, a global pharmaceutical distribution services and information technology company, from 2009 to 2015. Mr. Spratt joined McKesson in 1999 and held various executive positions at McKesson prior to becoming CIO and CTO, including as CIO from 2005 to 2009, Chief Process Officer for McKesson Provider Technologies from 2003 to 2005 and Senior Vice President, Imaging, Technology and Business Process Improvement from 2000 to 2003. Mr. Spratt currently serves on the board of directors of Imperva, Inc., where he serves on the audit committee and compensation committee, and Interactive Health Holdings.

Mr. Spratt’s compensation for his services as a non-employee director will be consistent with that of the Company’s other non-employee directors. The cash portion of his compensation will be prorated from the date of his appointment.

Other than the standard compensation arrangement described above, there is no arrangement or understanding between Mr. Spratt and any other person pursuant to which he was selected as a director. Mr. Spratt does not have any direct or indirect material interest in any transaction in which the Company is a participant that is required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

On May 16, 2018, the Company issued a press release announcing Mr. Spratt’s appointment to the Board. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information in this Exhibit 99.1 is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

Exhibit	Description

99.1	Press Release of Performance Food Group Company.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFORMANCE FOOD GROUP COMPANY

Date: May 16, 2018	By:	/s/ A. Brent King
	Name:	A. Brent King
	Title:	Senior Vice President, General Counsel and Secretary